Second Quarter 2025
Financial Supplement

Use of non-GAAP Financial Measures

This Financial Supplement contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Financial Supplement for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of or for the Three Months Ended
	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024
Selected Balance Sheet Data
Cash and cash equivalents	$1,165,729	$794,706	$1,042,488	$951,750	$800,902
Investment securities, at fair value	1,337,565	1,580,720	1,538,008	1,567,922	1,482,379
Loans held for sale	144,212	172,770	126,760	103,145	106,875
Loans HFI	9,874,282	9,771,536	9,602,384	9,478,129	9,309,553
Allowance for credit losses on loans HFI	(148,948)	(150,531)	(151,942)	(156,260)	(155,055)
Total assets	13,354,238	13,136,449	13,157,482	12,920,222	12,535,169
Interest-bearing deposits (non-brokered)	8,692,848	8,623,636	8,625,113	8,230,867	8,130,704
Brokered deposits	518,719	414,428	469,089	519,200	150,113
Noninterest-bearing deposits	2,191,903	2,163,934	2,116,232	2,226,144	2,187,185
Total deposits	11,403,470	11,201,998	11,210,434	10,976,211	10,468,002
Borrowings	164,485	168,944	176,789	182,107	360,944
Allowance for credit losses on unfunded commitments	12,932	6,493	6,107	6,042	5,984
Total common shareholders' equity	1,611,130	1,601,962	1,567,538	1,562,329	1,500,502
Selected Statement of Income Data
Total interest income	$182,084	$179,706	$186,369	$185,628	$177,413
Total interest expense	70,669	72,065	77,988	79,611	74,798
Net interest income	111,415	107,641	108,381	106,017	102,615
Total noninterest (loss) income	(34,552)	23,032	21,997	(16,497)	25,608
Total noninterest expense	81,261	79,549	73,174	76,212	75,093
(Losses) earnings before income taxes and provisions for credit losses	(4,398)	51,124	57,204	13,308	53,130
Provisions for credit losses	5,337	2,292	7,084	1,914	2,224
Income tax (benefit) expense	(12,652)	9,471	12,226	1,174	10,919
Net income applicable to noncontrolling interest	8	—	8	—	8
Net income applicable to FB Financial Corporation	$2,909	$39,361	$37,886	$10,220	$39,979
Net interest income (tax-equivalent basis)	$112,236	$108,427	$109,004	$106,634	$103,254
Adjusted net income*	$40,821	$40,108	$39,835	$40,132	$39,424
Adjusted pre-tax, pre-provision net revenue*	$58,649	$52,134	$59,829	$53,762	$52,369
Per Common Share
Diluted net income	$0.06	$0.84	$0.81	$0.22	$0.85
Adjusted diluted net income*	0.88	0.85	0.85	0.86	0.84
Book value	35.17	34.44	33.59	33.48	32.17
Tangible book value*	29.78	29.12	28.27	28.15	26.82
Weighted average number of shares outstanding - fully diluted	46,179,090	47,024,211	46,862,935	46,803,330	46,845,143
Period-end number of shares	45,807,689	46,514,547	46,663,120	46,658,019	46,642,958
Selected Ratios
Return on average:
Assets	0.09%	1.21%	1.14%	0.32%	1.30%
Shareholders’ equity	0.74%	10.1%	9.63%	2.67%	10.9%
Tangible common equity*	0.87%	11.9%	11.5%	3.19%	13.1%
Efficiency ratio	105.7%	60.9%	56.1%	85.1%	58.6%
Core efficiency ratio (tax-equivalent basis)*	56.9%	59.9%	54.6%	58.4%	58.3%
Loans HFI to deposit ratio	86.6%	87.2%	85.7%	86.4%	88.9%
Noninterest-bearing deposits to total deposits	19.2%	19.3%	18.9%	20.3%	20.9%
Net interest margin (NIM) (tax-equivalent basis)	3.68%	3.55%	3.50%	3.55%	3.57%
Yield on interest-earning assets	5.99%	5.91%	6.01%	6.20%	6.16%
Cost of interest-bearing liabilities	3.13%	3.16%	3.40%	3.63%	3.56%
Cost of total deposits	2.48%	2.54%	2.70%	2.83%	2.77%
Credit Quality Ratios
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.51%	1.54%	1.58%	1.65%	1.67%
Annualized net charge-offs as a percentage of average loans HFI	0.02%	0.14%	0.47%	0.03%	0.02%
Nonperforming loans HFI as a percentage of loans HFI	0.97%	0.79%	0.87%	0.96%	0.79%
Nonperforming assets as a percentage of total assets	0.92%	0.84%	0.93%	0.99%	0.81%
Preliminary Capital Ratios (consolidated)
Total common shareholders’ equity to assets	12.1%	12.2%	11.9%	12.1%	12.0%
Tangible common equity to tangible assets*	10.4%	10.5%	10.2%	10.4%	10.2%
Tier 1 leverage	11.3%	11.4%	11.3%	11.5%	11.7%
Tier 1 risk-based capital	12.6%	13.1%	13.1%	13.0%	13.0%
Total risk-based capital	14.7%	15.2%	15.2%	15.1%	15.1%
Common equity Tier 1	12.3%	12.8%	12.8%	12.7%	12.7%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)
						Jun 2025	Jun 2025
						vs.	vs.
	Three Months Ended					Mar 2025	Jun 2024
	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$159,697	$153,185	$156,792	$158,625	$155,379	4.25%	2.78%
Interest on investment securities
Taxable	14,661	14,471	15,043	13,943	11,966	1.31%	22.5%
Tax-exempt	1,036	1,033	1,035	1,104	1,168	0.29%	(11.3)%
Other	6,690	11,017	13,499	11,956	8,900	(39.3)%	(24.8)%
Total interest income	182,084	179,706	186,369	185,628	177,413	1.32%	2.63%
Interest expense:
Deposits	68,568	70,249	76,131	76,088	71,501	(2.39)%	(4.10)%
Borrowings	2,101	1,816	1,857	3,523	3,297	15.7%	(36.3)%
Total interest expense	70,669	72,065	77,988	79,611	74,798	(1.94)%	(5.52)%
Net interest income	111,415	107,641	108,381	106,017	102,615	3.51%	8.58%
(Reversal of) provision for credit losses on loans HFI	(1,102)	1,906	7,019	1,856	3,940	(157.8)%	(128.0)%
Provision for (reversal of) credit losses on unfunded commitments	6,439	386	65	58	(1,716)	NM	(475.2)%
Net interest income after provisions for credit losses	106,078	105,349	101,297	104,103	100,391	0.69%	5.66%
Noninterest income:
Mortgage banking income	13,029	12,426	10,586	11,553	11,910	4.85%	9.40%
Investment services and trust income	3,922	3,711	3,853	3,721	3,387	5.69%	15.8%
Service charges on deposit accounts	3,392	3,479	3,548	3,378	3,167	(2.50)%	7.10%
ATM and interchange fees	2,878	2,677	2,867	2,840	2,814	7.51%	2.27%
(Loss) gain from securities, net	(60,549)	16	—	(40,165)	—	NM	(100.0)%
Gain (loss) on sales or write-downs of premises and equipment, other real estate owned and other assets, net	236	(625)	(2,162)	(289)	(281)	(137.8)%	(184.0)%
Other income	2,540	1,348	3,305	2,465	4,611	88.4%	(44.9)%
Total noninterest (loss) income	(34,552)	23,032	21,997	(16,497)	25,608	(250.0)%	(234.9)%
Total revenue	76,863	130,673	130,378	89,520	128,223	(41.2)%	(40.1)%
Noninterest expenses:
Salaries, commissions and employee benefits	46,631	48,351	45,432	47,538	46,225	(3.56)%	0.88%
Occupancy and equipment expense	6,710	6,597	6,668	6,640	6,328	1.71%	6.04%
Merger and integration costs	2,734	401	—	—	—	581.8%	100.0%
Legal and professional fees	2,426	1,992	1,881	1,900	1,979	21.8%	22.6%
Advertising	2,178	2,487	2,030	1,947	1,859	(12.4)%	17.2%
Data processing	2,161	2,313	2,462	2,486	2,286	(6.57)%	(5.47)%
Amortization of core deposits and other intangibles	631	656	687	719	752	(3.81)%	(16.1)%
Other expense	17,790	16,752	14,014	14,982	15,664	6.20%	13.6%
Total noninterest expense	81,261	79,549	73,174	76,212	75,093	2.15%	8.21%
(Loss) income before income taxes	(9,735)	48,832	50,120	11,394	50,906	(119.9)%	(119.1)%
Income tax (benefit) expense	(12,652)	9,471	12,226	1,174	10,919	(233.6)%	(215.9)%
Net income applicable to FB Financial Corporation and noncontrolling interest	2,917	39,361	37,894	10,220	39,987	(92.6)%	(92.7)%
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$2,909	$39,361	$37,886	$10,220	$39,979	(92.6)%	(92.7)%
Weighted average common shares outstanding:
Basic	45,946,428	46,674,698	46,662,772	46,650,563	46,762,488	(1.56)%	(1.75)%
Fully diluted	46,179,090	47,024,211	46,862,935	46,803,330	46,845,143	(1.80)%	(1.42)%
Earnings per common share:
Basic	$0.06	$0.84	$0.81	$0.22	$0.85	(92.9)%	(92.9)%
Fully diluted	0.06	0.84	0.81	0.22	0.85	(92.9)%	(92.9)%
Fully diluted - adjusted*	0.88	0.85	0.85	0.86	0.84	3.53%	4.76%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures”and Non-GAAP reconciliations herein.
NM- Not meaningful

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(Dollars in Thousands, Except Share Data)

			Jun 2025
			vs.
	Six Months Ended		Jun 2024
	Jun 2025	Jun 2024	Percent variance
Interest income:
Interest and fees on loans	$312,882	$310,985	0.61%
Interest on investment securities
Taxable	29,132	21,071	38.3%
Tax-exempt	2,069	2,610	(20.7)%
Other	17,707	18,875	(6.19)%
Total interest income	361,790	353,541	2.33%
Interest expense:
Deposits	138,817	144,126	(3.68)%
Borrowings	3,917	7,310	(46.4)%
Total interest expense	142,734	151,436	(5.75)%
Net interest income	219,056	202,105	8.39%
Provision for credit losses on loans HFI	804	5,792	(86.1)%
Provision for (reversal of) credit losses on unfunded commitments	6,825	(2,786)	(345.0)%
Net interest income after provisions for credit losses	211,427	199,099	6.19%
Noninterest income:
Mortgage banking income	25,455	24,495	3.92%
Investment services and trust income	7,633	6,617	15.4%
Service charges on deposit accounts	6,871	6,308	8.93%
ATM and interchange fees	5,555	5,758	(3.53)%
Loss from securities, net	(60,533)	(16,213)	273.4%
(Loss) gain on sales or write-downs of premises and equipment, other real estate owned and other asset net	(389)	284	(237.0)%
Other income	3,888	6,321	(38.5)%
Total noninterest (loss) income	(11,520)	33,570	(134.3)%
Total revenue	207,536	235,675	(11.9)%
Noninterest expenses:
Salaries, commissions and employee benefits	94,982	90,843	4.56%
Occupancy and equipment expense	13,307	12,942	2.82%
Advertising	4,665	3,030	54.0%
Data processing	4,474	4,694	(4.69)%
Legal and professional fees	4,418	3,898	13.3%
Merger and integration costs	3,135	—	100.0%
Amortization of core deposit and other intangibles	1,287	1,541	(16.5)%
Other expense	34,542	30,565	13.0%
Total noninterest expense	160,810	147,513	9.01%
Income before income taxes	39,097	85,156	(54.1)%
Income tax (benefit) expense	(3,181)	17,219	(118.5)%
Net income applicable to noncontrolling interest and FB Financial Corporation	42,278	67,937	(37.8)%
Net income applicable to noncontrolling interests	8	8	—%
Net income applicable to FB Financial Corporation	$42,270	$67,929	(37.8)%
Weighted average common shares outstanding:
Basic	46,308,551	46,818,685	(1.09)%
Fully diluted	46,570,848	46,911,466	(0.73)%
Earnings per common share:
Basic	$0.91	$1.45	(37.2)%
Fully diluted	0.91	1.45	(37.2)%
Fully diluted - adjusted*	1.74	1.69	2.96%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(Dollars in Thousands)

						Annualized
						Jun 2025	Jun 2025
						vs.	vs.
	As of					Mar 2025	Jun 2024
	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Percent variance	Percent variance
ASSETS
Cash and due from banks	$143,317	$149,607	$120,153	$126,470	$192,571	(16.9)%	(25.6)%
Federal funds sold and reverse repurchase agreements	352,124	109,982	125,825	97,299	91,909	883.1%	283.1%
Interest-bearing deposits in financial institutions	670,288	535,117	796,510	727,981	516,422	101.3%	29.8%
Cash and cash equivalents	1,165,729	794,706	1,042,488	951,750	800,902	187.3%	45.6%
Investments:
Available-for-sale debt securities, at fair value	1,337,565	1,580,720	1,538,008	1,567,922	1,482,379	(61.7)%	(9.77)%
Federal Home Loan Bank stock, at cost	33,626	32,234	32,749	32,859	33,030	17.3%	1.80%
Loans held for sale	144,212	172,770	126,760	103,145	106,875	(66.3)%	34.9%
Loans held for investment	9,874,282	9,771,536	9,602,384	9,478,129	9,309,553	4.22%	6.07%
Less: allowance for credit losses on loans HFI	148,948	150,531	151,942	156,260	155,055	(4.22)%	(3.94)%
Net loans held for investment	9,725,334	9,621,005	9,450,442	9,321,869	9,154,498	4.35%	6.24%
Premises and equipment, net	147,243	146,272	148,899	152,572	154,731	2.66%	(4.84)%
Other real estate owned, net	2,998	3,326	4,409	3,779	4,173	(39.6)%	(28.2)%
Operating lease right-of-use assets	47,764	47,381	47,963	47,346	49,123	3.24%	(2.77)%
Interest receivable	50,386	51,268	49,611	52,228	52,781	(6.90)%	(4.54)%
Mortgage servicing rights, at fair value	153,464	156,379	162,038	157,097	164,505	(7.48)%	(6.71)%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	4,475	5,106	5,762	6,449	7,168	(49.6)%	(37.6)%
Bank-owned life insurance	72,686	72,400	72,504	72,167	71,930	1.58%	1.05%
Other assets	226,195	210,321	233,288	208,478	210,513	30.3%	7.45%
Total assets	$13,354,238	$13,136,449	$13,157,482	$12,920,222	$12,535,169	6.65%	6.53%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,191,903	$2,163,934	$2,116,232	$2,226,144	$2,187,185	5.18%	0.22%
Interest-bearing checking	2,325,551	2,776,958	2,906,425	2,754,253	2,628,554	(65.2)%	(11.5)%
Money market and savings	4,645,552	4,482,908	4,338,483	4,098,496	4,157,968	14.6%	11.7%
Customer time deposits	1,721,745	1,363,770	1,380,205	1,378,118	1,343,934	105.3%	28.1%
Brokered and internet time deposits	518,719	414,428	469,089	519,200	150,361	100.9%	245.0%
Total deposits	11,403,470	11,201,998	11,210,434	10,976,211	10,468,002	7.21%	8.94%
Borrowings	164,485	168,944	176,789	182,107	360,944	(10.6)%	(54.4)%
Operating lease liabilities	59,289	59,174	60,024	59,584	61,932	0.78%	(4.27)%
Accrued expenses and other liabilities	115,771	104,278	142,604	139,898	143,696	44.2%	(19.4)%
Total liabilities	11,743,015	11,534,394	11,589,851	11,357,800	11,034,574	7.25%	6.42%
Shareholders’ equity:
Common stock, $1 par value	45,808	46,515	46,663	46,658	46,643	(6.10)%	(1.79)%
Additional paid-in capital	822,548	854,715	860,266	858,106	855,391	(15.1)%	(3.84)%
Retained earnings	786,785	792,685	762,293	732,435	730,242	(2.99)%	7.74%
Accumulated other comprehensive loss, net	(44,011)	(91,953)	(101,684)	(74,870)	(131,774)	(209.1)%	(66.6)%
Total common shareholders’ equity	1,611,130	1,601,962	1,567,538	1,562,329	1,500,502	2.30%	7.37%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,611,223	1,602,055	1,567,631	1,562,422	1,500,595	2.30%	7.37%
Total liabilities and shareholders’ equity	$13,354,238	$13,136,449	$13,157,482	$12,920,222	$12,535,169	6.65%	6.53%

FB Financial Corporation	7

Average Balance and Interest Yield/Rate Analysis
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	June 30, 2025			March 31, 2025
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,840,932	$157,964	6.44%	$9,621,057	$152,174	6.41%
Mortgage loans held for sale	126,072	2,189	6.96%	93,944	1,433	6.19%
Investment securities:
Taxable	1,534,895	14,661	3.83%	1,541,868	14,471	3.81%
Tax-exempt(b)	167,675	1,401	3.35%	167,958	1,397	3.37%
Total investment securities(b)	1,702,570	16,062	3.78%	1,709,826	15,868	3.76%
Federal funds sold and reverse repurchase agreements	113,252	1,256	4.45%	123,390	1,374	4.52%
Interest-bearing deposits with other financial institutions	426,073	4,733	4.46%	811,216	8,902	4.45%
FHLB stock	35,623	701	7.89%	32,493	741	9.25%
Total interest-earning assets(b)	12,244,522	182,905	5.99%	12,391,926	180,492	5.91%
Noninterest-earning assets:
Cash and due from banks	115,717			123,158
Allowance for credit losses on loans HFI	(151,586)			(152,234)
Other assets(c)(d)	823,837			844,119
Total noninterest-earning assets	787,968			815,043
Total assets	$13,032,490			$13,206,969
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,521,239	$15,870	2.52%	$2,840,211	$18,267	2.61%
Money market	4,115,987	34,957	3.41%	4,083,754	34,360	3.41%
Savings deposits	352,307	98	0.11%	353,865	66	0.08%
Customer time deposits	1,404,368	12,454	3.56%	1,373,045	12,702	3.75%
Brokered and internet time deposits	481,686	5,189	4.32%	443,923	4,854	4.43%
Time deposits	1,886,054	17,643	3.75%	1,816,968	17,556	3.92%
Total interest-bearing deposits	8,875,587	68,568	3.10%	9,094,798	70,249	3.13%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	11,107	26	0.94%	11,046	6	0.22%
Federal Home Loan Bank advances	23,077	258	4.48%	—	—	—%
Subordinated debt	130,851	1,813	5.56%	130,755	1,804	5.60%
Other borrowings	2,294	4	0.70%	1,220	6	1.99%
Total other interest-bearing liabilities	167,329	2,101	5.04%	143,021	1,816	5.15%
Total interest-bearing liabilities	9,042,916	70,669	3.13%	9,237,819	72,065	3.16%
Noninterest-bearing liabilities:
Demand deposits	2,206,305			2,134,924
Other liabilities(d)	200,077			250,175
Total noninterest-bearing liabilities	2,406,382			2,385,099
Total liabilities	11,449,298			11,622,918
Total common shareholders’ equity	1,583,099			1,583,958
Noncontrolling interest	93			93
Total equity	1,583,192			1,584,051
Total liabilities and shareholders’ equity	$13,032,490			$13,206,969
Net interest income(b)		$112,236			$108,427
Interest rate spread(b)			2.86%			2.75%
Net interest margin(b)(e)			3.68%			3.55%
Cost of total deposits			2.48%			2.54%
Average interest-earning assets to average interest-bearing liabilities			135.4%			134.1%
Tax-equivalent adjustment		$821			$786
Loans HFI yield components:
Contractual interest rate(b)		$155,697	6.34%		$149,819	6.31%
Origination and other loan fee income		1,945	0.08%		1,797	0.08%
(Amortization) accretion on purchased loans		(62)	—%		2	—%
Nonaccrual interest		384	0.02%		556	0.02%
Total loans HFI yield		$157,964	6.44%		$152,174	6.41%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $128,818 and $132,262 for the three months ended June 30, 2025 and March 31, 2025, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $25,159 and 30,731 for the three months ended June 30, 2025 and March 31, 2025, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	8

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	December 31, 2024			September 30, 2024			June 30, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,522,996	$155,897	6.51%	$9,362,937	$157,751	6.70%	$9,263,822	$154,226	6.70%
Mortgage loans held for sale	71,569	1,153	6.41%	66,828	1,102	6.56%	80,919	1,380	6.86%
Investment securities:
Taxable	1,523,297	15,043	3.93%	1,487,200	13,943	3.73%	1,464,045	11,966	3.29%
Tax-exempt(b)	168,284	1,400	3.31%	181,465	1,493	3.27%	193,347	1,580	3.29%
Total investment securities(b)	1,691,581	16,443	3.87%	1,668,665	15,436	3.68%	1,657,392	13,546	3.29%
Federal funds sold and reverse repurchase agreements	112,388	1,393	4.93%	118,715	1,687	5.65%	108,097	1,497	5.57%
Interest-bearing deposits with other financial institutions	943,638	11,361	4.79%	701,666	9,519	5.40%	488,123	6,641	5.47%
FHLB stock	32,773	745	9.04%	32,919	750	9.06%	33,495	762	9.15%
Total interest-earning assets(b)	12,374,945	186,992	6.01%	11,951,730	186,245	6.20%	11,631,848	178,052	6.16%
Noninterest-earning assets:
Cash and due from banks	117,819			131,308			124,729
Allowance for credit losses on loans HFI	(155,022)			(155,665)			(151,724)
Other assets(c)(d)	856,453			814,577			766,591
Total noninterest-earning assets	819,250			790,220			739,596
Total assets	$13,194,195			$12,741,950			$12,371,444
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,837,092	$20,957	2.94%	$2,624,046	$20,998	3.18%	$2,500,325	$19,074	3.07%
Money market	3,880,258	35,044	3.59%	3,802,818	37,574	3.93%	3,779,139	36,887	3.93%
Savings deposits	349,912	62	0.07%	357,165	65	0.07%	369,779	64	0.07%
Customer time deposits	1,402,300	14,114	4.00%	1,349,986	13,479	3.97%	1,387,956	13,812	4.00%
Brokered and internet time deposits	518,337	5,954	4.57%	322,667	3,972	4.90%	123,003	1,664	5.44%
Time deposits	1,920,637	20,068	4.16%	1,672,653	17,451	4.15%	1,510,959	15,476	4.12%
Total interest-bearing deposits	8,987,899	76,131	3.37%	8,456,682	76,088	3.58%	8,160,202	71,501	3.52%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	14,791	16	0.43%	21,734	79	1.45%	24,680	122	1.99%
Subordinated debt	130,658	1,837	5.59%	130,561	1,900	5.79%	130,464	1,615	4.98%
Other borrowings	1,245	4	1.28%	125,616	1,544	4.89%	131,293	1,560	4.78%
Total other interest-bearing liabilities	146,694	1,857	5.04%	277,911	3,523	5.04%	286,437	3,297	4.63%
Total interest-bearing liabilities	9,134,593	77,988	3.40%	8,734,593	79,611	3.63%	8,446,639	74,798	3.56%
Noninterest-bearing liabilities:
Demand deposits	2,241,492			2,241,512			2,222,005
Other liabilities(d)	253,514			242,155			229,426
Total noninterest-bearing liabilities	2,495,006			2,483,667			2,451,431
Total liabilities	11,629,599			11,218,260			10,898,070
Total common shareholders’ equity	1,564,503			1,523,597			1,473,281
Noncontrolling interest	93			93			93
Total equity	1,564,596			1,523,690			1,473,374
Total liabilities and shareholders’ equity	$13,194,195			$12,741,950			$12,371,444
Net interest income(b)		$109,004			$106,634			$103,254
Interest rate spread(b)			2.61%			2.57%			2.60%
Net interest margin(b)(e)			3.50%			3.55%			3.57%
Cost of total deposits			2.70%			2.83%			2.77%
Average interest-earning assets to average interest-bearing liabilities			135.5%			136.8%			137.7%
Tax-equivalent adjustment		$623			$617			$639
Loans HFI yield components:
Contractual interest rate(b)		$153,255	6.40%		$155,884	6.62%		$152,037	6.60%
Origination and other loan fee income		1,859	0.08%		1,779	0.08%		1,291	0.06%
Accretion (amortization) on purchased loans		119	—%		(10)	—%		161	0.01%
Nonaccrual interest		664	0.03%		98	—%		737	0.03%
Total loans HFI yield		$155,897	6.51%		$157,751	6.70%		$154,226	6.70%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $119,243, $153,838 and $198,073 for the three months ended December 31, 2024, September 30, 2024 and
June 30, 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $31,519, $25,451 and $20,750 for the three months ended December 31, 2024, September 30, 2024 and June 30, 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	9

Average Balance and Interest Yield/Rate Analysis (continued)
(Unaudited)
(Dollars in Thousands)

	Six Months Ended
	June 30, 2025			June 30, 2024
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(b)	$9,731,602	$310,138	6.43%	$9,325,308	$309,182	6.67%
Mortgage loans held for sale	110,096	3,622	6.63%	64,742	2,231	6.93%
Investment securities:
Taxable	1,538,363	29,132	3.82%	1,431,641	21,071	2.96%
Tax-exempt(b)	167,815	2,798	3.36%	217,363	3,530	3.27%
Total investment securities(b)	1,706,178	31,930	3.77%	1,649,004	24,601	3.00%
Federal funds sold and reverse repurchase agreements	118,293	2,630	4.48%	131,738	3,623	5.53%
Interest-bearing deposits with other financial institutions	617,581	13,635	4.45%	509,256	13,707	5.41%
FHLB stock	34,067	1,442	8.54%	33,773	1,545	9.20%
Total interest-earning assets(b)	12,317,817	363,397	5.95%	11,713,821	354,889	6.09%
Noninterest-earning assets:
Cash and due from banks	119,417			146,230
Allowance for credit losses on loans HFI	(151,909)			(151,164)
Other assets(c)(d)	833,923			771,872
Total noninterest-earning assets	801,431			766,938
Total assets	$13,119,248			$12,480,759
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,679,843	$34,137	2.57%	$2,519,705	$38,090	3.04%
Money market	4,099,959	69,317	3.41%	3,814,109	74,457	3.93%
Savings deposits	353,082	164	0.09%	373,871	126	0.07%
Customer time deposits	1,388,793	25,156	3.65%	1,422,666	27,936	3.95%
Brokered and internet time deposits	462,909	10,043	4.38%	131,648	3,517	5.37%
Time deposits	1,851,702	35,199	3.83%	1,554,314	31,453	4.07%
Total interest-bearing deposits	8,984,586	138,817	3.12%	8,261,999	144,126	3.51%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	11,077	32	0.58%	24,449	271	2.23%
Federal Home Loan Bank advances	11,602	258	4.48%	—	—	—%
Subordinated debt	130,803	3,617	5.58%	130,091	3,901	6.03%
Other borrowings	1,760	10	1.15%	131,305	3,138	4.81%
Total other interest-bearing liabilities	155,242	3,917	5.09%	285,845	7,310	5.14%
Total interest-bearing liabilities	9,139,828	142,734	3.15%	8,547,844	151,436	3.56%
Noninterest-bearing liabilities:
Demand deposits	2,170,812			2,224,590
Other liabilities(d)	224,988			241,225
Total noninterest-bearing liabilities	2,395,800			2,465,815
Total liabilities	11,535,628			11,013,659
Total common shareholders’ equity	1,583,527			1,467,007
Noncontrolling interest	93			93
Total equity	1,583,620			1,467,100
Total liabilities and shareholders’ equity	$13,119,248			$12,480,759
Net interest income(b)		$220,663			$203,453
Interest rate spread(b)			2.80%			2.53%
Net interest margin(b)(e)			3.61%			3.49%
Cost of total deposits			2.51%			2.76%
Average interest-earning assets to average interest-bearing liabilities			134.8%			137.0%
Tax equivalent adjustment		$1,607			$1,348
Loans HFI yield components:
Contractual interest rate(b)		$305,516	6.33%		$304,912	6.58%
Origination and other loan fee income		3,742	0.08%		2,727	0.06%
(Amortization) accretion on purchased loans		(60)	—%		548	0.01%
Nonaccrual interest		940	0.02%		995	0.02%
Total loans HFI yield		$310,138	6.43%		$309,182	6.67%
(a) Average balances of nonaccrual loans and overdrafts are included in average loan balances.
(b) Includes tax-equivalent adjustment using combined marginal tax rate of 26.06%.
(c) Includes average net unrealized losses on investment securities available for sale of $130,531 and $196,082 for the six months ended June 30, 2025 and 2024, respectively.
(d) Includes average of optional rights to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days of $27,930 and $20,750 for the      six months ended June 30, 2025 and 2024, respectively.
(e)The NIM is calculated by dividing annualized net interest income, on a tax-equivalent basis, by average total interest earning assets.

FB Financial Corporation	10

Investments and Other Sources of Liquidity
(Unaudited)
(Dollars in Thousands)

	As of
	Jun 2025		Mar 2025		Dec 2024		Sep 2024		Jun 2024
Investment securities, at fair value
Available-for-sale debt securities:
U.S. government agency securities	$642,264	48%	$602,942	38%	$563,007	36%	$516,833	33%	$428,608	29%
Mortgage-backed securities - residential	541,343	40%	816,556	52%	810,999	53%	879,589	56%	864,272	59%
Mortgage-backed securities - commercial	8,752	1%	14,828	1%	14,857	1%	16,289	1%	16,103	1%
Municipal securities	144,228	11%	145,396	9%	147,857	10%	154,229	10%	169,977	11%
Treasury securities	—	—%	—	—%	299	—%	—	—%	—	—%
Corporate securities	978	—%	998	—%	989	—%	982	—%	3,419	—%
Total available-for-sale debt securities	1,337,565	100%	1,580,720	100%	1,538,008	100%	1,567,922	100%	1,482,379	100%
Investment securities to total assets	10.0%		12.0%		11.7%		12.1%		11.8%
Unrealized loss on available-for-sale debt securities	(63,262)		(128,173)		(141,389)		(105,157)		(182,208)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$1,165,729	68%	$794,706	53%	$1,042,488	63%	$951,750	65%	$800,902	57%
Unpledged available-for-sale debt securities	547,354	32%	703,117	47%	600,965	37%	510,538	35%	612,756	43%
Total on-balance sheet liquidity	$1,713,083	100%	$1,497,823	100%	$1,643,453	100%	$1,462,288	100%	$1,413,658	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,325,751	48%	$3,369,107	48%	$3,318,091	49%	$3,199,575	48%	$3,361,580	49%
FHLB remaining borrowing capacity	1,481,376	21%	1,476,688	21%	1,397,905	21%	1,355,884	20%	1,294,743	19%
Federal Reserve discount window	2,119,018	31%	2,134,448	31%	2,053,541	30%	2,133,951	32%	2,230,338	32%
Total available sources of liquidity	$6,926,145	100%	$6,980,243	100%	$6,769,537	100%	$6,689,410	100%	$6,886,661	100%

On-balance sheet liquidity as a percentage of total assets	12.8%		11.4%		12.5%		11.3%		11.3%
On-balance sheet liquidity as a percentage of total tangible assets*	13.1%		11.6%		12.7%		11.5%		11.5%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits(b)	289.5%		283.4%		293.8%		245.4%		259.2%
(a) Includes capacity available per internal policy in the form of brokered deposits and unsecured lines of credit.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	11

Loan Portfolio
(Unaudited)
(Dollars in Thousands)

	As of
	Jun 2025	% of Total	Mar 2025	% of Total	Dec 2024	% of Total	Sep 2024	% of Total	Jun 2024	% of Total
Loan portfolio
Commercial and industrial	$1,788,911	18%	$1,782,981	18%	$1,691,213	18%	$1,688,815	18%	$1,614,307	17%
Construction	1,022,678	10%	1,022,299	10%	1,087,732	11%	1,079,726	11%	1,200,123	13%
Residential real estate:
1-to-4 family mortgage	1,660,696	17%	1,632,574	17%	1,616,754	17%	1,612,031	17%	1,584,029	17%
Residential line of credit	641,433	7%	613,868	6%	602,475	6%	591,049	6%	559,359	6%
Multi-family mortgage	587,254	6%	648,326	7%	653,769	7%	654,188	7%	597,039	6%
Commercial real estate:
Owner-occupied	1,370,123	14%	1,356,007	14%	1,357,568	14%	1,324,208	14%	1,274,705	14%
Non-owner occupied	2,198,689	22%	2,153,825	22%	2,099,129	22%	2,048,036	22%	2,035,102	22%
Consumer and other	604,498	6%	561,656	6%	493,744	5%	480,076	5%	444,889	5%
Total loans HFI	$9,874,282	100%	$9,771,536	100%	$9,602,384	100%	$9,478,129	100%	$9,309,553	100%
Percentage of loans HFI portfolio with floating interest rates		49.6%		49.7%		49.4%		49.2%		49.8%
Percentage of loans HFI portfolio with floating interest rates that mature after one year		45.2%		44.4%		43.5%		43.6%		43.4%

Loans by market
Metropolitan	$8,083,283	82%	$8,045,289	82%	$7,934,549	82%	$7,795,075	82%	$7,668,893	82%
Community	538,459	5%	538,819	6%	546,987	6%	565,194	6%	567,465	6%
Specialty lending and other	1,252,540	13%	1,187,428	12%	1,120,848	12%	1,117,860	12%	1,073,195	12%
Total	$9,874,282	100%	$9,771,536	100%	$9,602,384	100%	$9,478,129	100%	$9,309,553	100%

Unfunded loan commitments
Commercial and industrial	$1,396,533	49%	$1,349,491	48%	$1,371,413	50%	$1,314,683	48%	$1,286,013	47%
Construction	535,669	19%	540,992	19%	498,133	18%	510,157	19%	516,813	19%
Residential real estate:
1-to-4 family mortgage	3,545	—%	5,094	—%	7,299	—%	3,665	—%	5,597	—%
Residential line of credit	745,570	26%	743,413	27%	734,031	26%	735,928	27%	721,949	27%
Multi-family mortgage	4,260	—%	9,586	—%	12,044	—%	11,771	—%	12,526	—%
Commercial real estate:
Owner-occupied	86,135	3%	68,566	3%	78,856	3%	67,875	3%	77,498	3%
Non-owner occupied	67,974	2%	63,948	2%	54,898	2%	51,960	2%	73,178	3%
Consumer and other	21,999	1%	14,547	1%	13,431	1%	17,321	1%	29,103	1%
Total unfunded loans HFI	$2,861,685	100%	$2,795,637	100%	$2,770,105	100%	$2,713,360	100%	$2,722,677	100%

FB Financial Corporation	12

Asset Quality
(Unaudited)
(Dollars in Thousands)
	As of or for the Three Months Ended
	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024
Allowance for credit losses on loans HFI roll forward summary
Allowance for credit losses on loans HFI at the beginning of the period	$150,531	$151,942	$156,260	$155,055	$151,667
Charge-offs	(1,454)	(3,893)	(12,010)	(915)	(913)
Recoveries	973	576	673	264	361
Impact of change in accounting estimate for current expected credit losses	(6,848)	—	—	—	—
Provision for credit losses on loans HFI	5,746	1,906	7,019	1,856	3,940
Allowance for credit losses on loans HFI at the end of the period	$148,948	$150,531	$151,942	$156,260	$155,055
Allowance for credit losses on loans HFI as a percentage of loans HFI	1.51%	1.54%	1.58%	1.65%	1.67%
Allowance for credit losses on unfunded commitments	$12,932	$6,493	$6,107	$6,042	$5,984
Charge-offs
Commercial and industrial	$(70)	$(2,901)	$(10,921)	$(90)	$(26)
Construction	—	—	(30)	—	—
Residential real estate:
1-to-4 family mortgage	(433)	(3)	(144)	(2)	(293)
Residential line of credit	—	—	—	(53)	—
Commercial real estate:
Owner occupied	—	(17)	—	—	—
Consumer and other	(951)	(972)	(915)	(770)	(594)
Total charge-offs	(1,454)	(3,893)	(12,010)	(915)	(913)
Recoveries
Commercial and industrial	173	42	371	23	20
Residential real estate:
1-to-4 family mortgage	11	9	9	9	10
Residential line of credit	1	—	—	18	—
Commercial real estate:
Owner occupied	9	21	5	12	188
Non-owner occupied	528	1	—	—	—
Consumer and other	251	503	288	202	143
Total recoveries	973	576	673	264	361
Net charge-offs	$(481)	$(3,317)	$(11,337)	$(651)	$(552)
Annualized net charge-offs as a percentage of average loans HFI	0.02%	0.14%	0.47%	0.03%	0.02%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$21,962	$28,422	$24,347	$26,250	$17,058
Nonaccrual loans	73,950	48,738	59,358	64,585	56,165
Total nonperforming loans HFI	95,912	77,160	83,705	90,835	73,223
Mortgage loans held for sale(a)	20,977	27,152	31,357	30,537	22,354
Other real estate owned	2,998	3,326	4,409	3,779	4,173
Other repossessed assets	3,151	2,791	2,444	2,182	1,720
Total nonperforming assets	$123,038	$110,429	$121,915	$127,333	$101,470
Total nonperforming loans HFI as a percentage of loans HFI	0.97%	0.79%	0.87%	0.96%	0.79%
Total nonperforming assets as a percentage of total assets	0.92%	0.84%	0.93%	0.99%	0.81%
Total nonaccrual loans as a percentage of loans HFI	0.75%	0.50%	0.62%	0.68%	0.60%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days.

FB Financial Corporation	13

Selected Deposit Data
(Unaudited)
(Dollars in Thousands)

	As of
	Jun 2025		Mar 2025		Dec 2024		Sep 2024		Jun 2024
Deposits by market
Metropolitan	$8,275,006	73%	$8,091,921	72%	$8,136,849	73%	$7,794,790	71%	$7,440,577	71%
Community	2,436,243	21%	2,536,165	23%	2,471,052	22%	2,459,641	22%	2,499,574	24%
Brokered/wholesale	518,719	4%	414,428	4%	469,089	4%	519,200	5%	150,113	1%
Escrow and other(a)	173,502	2%	159,484	1%	133,444	1%	202,580	2%	377,738	4%
Total	$11,403,470	100%	$11,201,998	100%	$11,210,434	100%	$10,976,211	100%	$10,468,002	100%

Deposits by customer segment
Consumer	$4,772,582	42%	$4,868,544	43%	$4,853,609	43%	$4,676,492	43%	$4,675,189	45%
Commercial	4,835,968	42%	4,695,923	42%	4,802,105	43%	4,886,660	45%	4,270,924	41%
Public	1,794,920	16%	1,637,531	15%	1,554,720	14%	1,413,059	12%	1,521,889	14%
Total	$11,403,470	100%	$11,201,998	100%	$11,210,434	100%	$10,976,211	100%	$10,468,002	100%

Estimated insured or collateralized deposits	$8,418,783		$8,210,241		$8,346,796		$7,654,786		$7,265,975

Estimated uninsured and uncollateralized deposits(b)	$2,984,687		$2,991,757		$2,863,638		$3,321,425		$3,202,027

Estimated uninsured and uncollateralized deposits as a % of total deposits(b)	26.2%		26.7%		25.5%		30.3%		30.6%
(a) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.
(b) Amounts are shown on a fully consolidated basis and exclude deposits of affiliates that are eliminated in consolidation.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(Dollars in Thousands)

Computation of Tangible Common Equity to Tangible Assets:	June 30, 2025	December 31, 2024

Total Common Shareholders' Equity	$1,611,130	$1,567,538
Less:
Goodwill	242,561	242,561
Other intangibles	4,475	5,762
Tangible Common Equity	$1,364,094	$1,319,215

Total Assets	$13,354,238	$13,157,482
Less:
Goodwill	242,561	242,561
Other intangibles	4,475	5,762
Tangible Assets	$13,107,202	$12,909,159

Preliminary Total Risk-Weighted Assets	$11,585,413	$11,306,312

Total Common Equity to Total Assets	12.1%	11.9%
Tangible Common Equity to Tangible Assets*	10.4%	10.2%

	June 30, 2025	December 31, 2024
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$1,428,907	$1,450,722
Tier 1 Capital	1,458,907	1,480,722
Total Capital	1,704,044	1,721,941

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.3%	12.8%
Tier 1 Risk-Based	12.6%	13.1%
Total Risk-Based	14.7%	15.2%
Tier 1 Leverage	11.3%	11.3%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

FB Financial Corporation	15

Segment Data
(Unaudited)
(Dollars in Thousands)

	As of or for the Three Months Ended
	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024
Banking segment
Interest income	$180,960	$178,915	$186,219	$185,824	$177,570
Interest expense	72,051	73,156	79,426	81,489	76,377
Net interest income	$108,909	$105,759	$106,793	$104,335	$101,193
Provisions for credit losses	582	2,189	7,133	1,861	2,432
Noninterest (loss) income	(47,720)	10,660	11,311	(28,370)	13,477
Salaries, commissions and employee benefits	38,635	41,469	38,289	39,938	38,793
Merger and integration costs	2,734	401	—	—	—
Other noninterest expense	25,961	25,039	22,715	23,176	23,385
Pre-tax net (loss) contribution after allocations	$(6,723)	$47,321	$49,967	$10,990	$50,060
Total assets	$12,736,830	$12,490,097	$12,554,435	$12,337,135	$11,947,550
Efficiency ratio	110.0%	57.5%	51.7%	83.1%	54.2%
Core efficiency ratio*	52.8%	56.5%	50.1%	53.9%	53.8%
Mortgage segment
Interest income	$1,124	$791	$150	$(196)	$(157)
Interest expense	(1,382)	(1,091)	(1,438)	(1,878)	(1,579)
Net interest income	$2,506	$1,882	$1,588	$1,682	$1,422
Provisions for (reversals of) loan losses	4,755	103	(49)	53	(208)
Mortgage banking income	13,029	12,426	10,586	11,553	11,910
Other noninterest income (loss)	139	(54)	100	320	221
Salaries, commissions and employee benefits	7,996	6,882	7,143	7,600	7,432
Other noninterest expense	5,935	5,758	5,027	5,498	5,483
Pre-tax net (loss) contribution after allocations	$(3,012)	$1,511	$153	$404	$846
Total assets	$617,408	$646,352	$603,047	$583,087	$587,619
Efficiency ratio	88.9%	88.7%	99.2%	96.6%	95.3%
Core efficiency ratio*	89.1%	87.9%	99.2%	96.7%	96.1%
Interest rate lock commitments volume	$456,720	$381,777	$315,891	$381,240	$385,197
Interest rate lock commitments pipeline (period end)	$127,004	$118,200	$65,687	$105,714	$108,694
Mortgage loan sales	$391,061	$222,805	$287,291	$327,269	$315,044
Gains and fees from origination and sale of mortgage loans held for sale	$11,200	$5,602	$7,788	$9,279	$8,934
Net change in fair value of loans held for sale, derivatives, and other	(876)	2,816	(96)	(480)	(4)
Mortgage servicing income	6,936	7,077	7,305	7,244	7,316
Change in fair value of mortgage servicing rights, net of hedging	(4,231)	(3,069)	(4,411)	(4,490)	(4,336)
Total mortgage banking income	$13,029	$12,426	$10,586	$11,553	$11,910
Mortgage sale margin(a)	2.86%	2.51%	2.71%	2.84%	2.84%
*Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	16

Non-GAAP Reconciliations
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Six Months Ended
Adjusted net income	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Jun 2025	Jun 2024
(Loss) income before income taxes	$(9,735)	$48,832	$50,120	$11,394	$50,906	$39,097	$85,156
Less (loss) gain from securities, net	(60,549)	16	—	(40,165)	—	(60,533)	(16,213)
Less gain (loss) on sales or write-downs of premises and equipment, other real estate owned and other assets, net	236	(625)	(2,162)	(289)	(281)	(389)	284
Less cash life insurance benefit	—	—	—	—	2,057	—	2,057
Plus early retirement and severance costs	—	—	463	—	1,015	—	1,015
Plus FDIC special assessment	—	—	—	—	—	—	500
Plus merger and integration costs	2,734	401	—	—	—	3,135	—
Adjusted pre-tax net income	53,312	49,842	52,745	51,848	50,145	103,154	100,543
Less income tax expense, adjusted for items above(a)	3,778	9,734	12,910	11,716	10,721	13,512	21,229
Plus income tax benefit(b)	(8,713)	—	—	—	—	(8,713)	—
Adjusted net income	$40,821	$40,108	$39,835	$40,132	$39,424	$80,929	$79,314
Weighted average common share outstanding - fully diluted	46,179,090	47,024,211	46,862,935	46,803,330	46,845,143	46,570,848	46,911,466
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.06	$0.84	$0.81	$0.22	$0.85	$0.91	$1.45
Adjusted diluted earnings per common share	$0.88	$0.85	$0.85	$0.86	$0.84	$1.74	$1.69
(a) Adjusted items calculated using the marginal tax rate of 26.06% for all periods.
(b) Represents a non-recurring tax benefit recorded during the three and six months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	17

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	Three Months Ended					Six Months Ended
Adjusted pre-tax pre-provision net revenue	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Jun 2025	Jun 2024
(Loss) income before income taxes	$(9,735)	$48,832	$50,120	$11,394	$50,906	$39,097	$85,156
Plus provisions for credit losses	5,337	2,292	7,084	1,914	2,224	7,629	3,006
Pre-tax pre-provision net revenue	(4,398)	51,124	57,204	13,308	53,130	46,726	88,162
Less (loss) gain from securities, net	(60,549)	16	—	(40,165)	—	(60,533)	(16,213)
Less gain (loss) on sales or write-downs of premises and equipment, other real estate owned and other assets, net	236	(625)	(2,162)	(289)	(281)	(389)	284
Less cash life insurance benefit	—	—	—	—	2,057	—	2,057
Plus early retirement and severance costs	—	—	463	—	1,015	—	1,015
Plus FDIC special assessment	—	—	—	—	—	—	500
Plus merger and integration costs	2,734	401	—	—	—	3,135	—
Adjusted pre-tax pre-provision net revenue	$58,649	$52,134	$59,829	$53,762	$52,369	$110,783	$103,549

	Three Months Ended					Six Months Ended
Adjusted tangible net income	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Jun 2025	Jun 2024
(Loss) income before income taxes	$(9,735)	$48,832	$50,120	$11,394	$50,906	$39,097	$85,156
Plus amortization of core deposit and other intangibles	631	656	687	719	752	1,287	1,541
Less (loss) gain from securities, net	(60,549)	16	—	(40,165)	—	(60,533)	(16,213)
Less gain (loss) on sales or write-downs of premises and equipment, other real estate owned and other assets, net	236	(625)	(2,162)	(289)	(281)	(389)	284
Less cash life insurance benefit	—	—	—	—	2,057	—	2,057
Plus early retirement and severance costs	—	—	463	—	1,015	—	1,015
Plus FDIC special assessment	—	—	—	—	—	—	500
Plus merger and integration costs	2,734	401	—	—	—	3,135	—
Less income tax expense, adjusted for items above(a)	3,942	9,905	13,089	11,904	10,917	13,847	21,630
Plus income tax benefit(b)	(8,713)	—	—	—	—	(8,713)	—
Adjusted tangible net income	$41,288	$40,593	$40,343	$40,663	$39,980	$81,881	$80,454
(a) Adjusted items calculated using the marginal tax rate of 26.06% for all periods.
(b) Represents a non-recurring tax benefit recorded during the three and six months ended June 30, 2025 due to the expiration of the statute of limitations with respect to an amended income tax return.

FB Financial Corporation	18

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Core efficiency ratio (tax- equivalent basis)	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Jun 2025	Jun 2024
Total noninterest expense	$81,261	$79,549	$73,174	$76,212	$75,093	$160,810	$147,513
Less early retirement and severance costs	—	—	463	—	1,015	—	1,015
Less FDIC special assessment	—	—	—	—	—	—	500
Less merger and integration costs	2,734	401	—	—	—	3,135	—
Core noninterest expense	$78,527	$79,148	$72,711	$76,212	$74,078	$157,675	$145,998
Net interest income	$111,415	$107,641	$108,381	$106,017	$102,615	$219,056	$202,105
Net interest income (tax-equivalent basis)	112,236	108,427	109,004	106,634	103,254	220,663	203,453
Total noninterest (loss) income	(34,552)	23,032	21,997	(16,497)	25,608	(11,520)	33,570
Less (loss) gain from securities, net	(60,549)	16	—	(40,165)	—	(60,533)	(16,213)
Less gain (loss) on sales or write-downs of premises and equipment, other real estate owned and other assets, net	236	(625)	(2,162)	(289)	(281)	(389)	284
Less cash life insurance benefit	—	—	—	—	2,057	—	2,057
Core noninterest income	25,761	23,641	24,159	23,957	23,832	49,402	47,442
Total revenue	$76,863	$130,673	$130,378	$89,520	$128,223	$207,536	$235,675
Core revenue (tax-equivalent basis)	$137,997	$132,068	$133,163	$130,591	$127,086	$270,065	$250,895
Efficiency ratio	105.7%	60.9%	56.1%	85.1%	58.6%	77.5%	62.6%
Core efficiency ratio (tax- equivalent basis)	56.9%	59.9%	54.6%	58.4%	58.3%	58.4%	58.2%

FB Financial Corporation	19

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Banking segment core efficiency ratio (tax-equivalent)	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Jun 2025	Jun 2024
Banking segment noninterest expense	$67,330	$66,909	$61,004	$63,114	$62,178	$134,239	$122,372
Less early retirement and severance costs	—	—	463	—	1,015	—	1,015
Less FDIC special assessment	—	—	—	—	—	—	500
Less merger and integration costs	2,734	401	—	—	—	3,135	—
Banking segment core noninterest expense	$64,596	$66,508	$60,541	$63,114	$61,163	$131,104	$120,857
Banking segment net interest income	$108,909	$105,759	$106,793	$104,335	$101,193	$214,668	$200,205
Banking segment net interest income (tax-equivalent basis)	109,730	106,545	107,416	104,952	101,832	216,275	201,553
Banking segment noninterest (loss) income	(47,720)	10,660	11,311	(28,370)	13,477	(37,060)	8,683
Less (loss) gain from securities, net	(60,549)	16	—	(40,165)	—	(60,533)	(16,213)
Less cash life insurance benefit	—	—	—	—	2,057	—	2,057
Less gain (loss) on sales or write-downs of premises and equipment, other real estate owned and other assets, net	203	(497)	(2,162)	(299)	(398)	(294)	111
Banking segment core noninterest income	12,626	11,141	13,473	12,094	11,818	23,767	22,728
Banking segment total revenue	$61,189	$116,419	$118,104	$75,965	$114,670	$177,608	$208,888
Banking segment total core revenue (tax-equivalent basis)	$122,356	$117,686	$120,889	$117,046	$113,650	$240,042	$224,281
Banking segment efficiency ratio	110.0%	57.5%	51.7%	83.1%	54.2%	75.6%	58.6%
Banking segment core efficiency ratio (tax-equivalent basis)	52.8%	56.5%	50.1%	53.9%	53.8%	54.6%	53.9%

	Three Months Ended					Six Months Ended
Mortgage segment core efficiency ratio (tax-equivalent)	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Jun 2025	Jun 2024
Mortgage segment noninterest expense	$13,931	$12,640	$12,170	$13,098	$12,915	$26,571	$25,141
Mortgage segment core noninterest expense	$13,931	$12,640	$12,170	$13,098	$12,915	$26,571	$25,141
Mortgage segment net interest income	$2,506	$1,882	$1,588	$1,682	$1,422	$4,388	$1,900
Mortgage segment noninterest income	13,168	12,372	10,686	11,873	12,131	25,540	24,887
Less gain (loss) on sales or write- downs of premises and equipment, other real estate owned and other assets, net	33	(128)	—	10	117	(95)	173
Mortgage segment core noninterest income	13,135	12,500	10,686	11,863	12,014	25,635	24,714
Mortgage segment total revenue	$15,674	$14,254	$12,274	$13,555	$13,553	$29,928	$26,787
Mortgage segment core total revenue	$15,641	$14,382	$12,274	$13,545	$13,436	$30,023	$26,614
Mortgage segment efficiency ratio	88.9%	88.7%	99.2%	96.6%	95.3%	88.8%	93.9%
Mortgage segment core efficiency ratio (tax-equivalent basis)	89.1%	87.9%	99.2%	96.7%	96.1%	88.5%	94.5%

FB Financial Corporation	20

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands, Except Share Data)

	As of
Tangible assets, common equity and related measures	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024
Tangible assets
Total assets	$13,354,238	$13,136,449	$13,157,482	$12,920,222	$12,535,169
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	4,475	5,106	5,762	6,449	7,168
Tangible assets	$13,107,202	$12,888,782	$12,909,159	$12,671,212	$12,285,440
Tangible common equity
Total common shareholders’ equity	$1,611,130	$1,601,962	$1,567,538	$1,562,329	$1,500,502
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	4,475	5,106	5,762	6,449	7,168
Tangible common equity	$1,364,094	$1,354,295	$1,319,215	$1,313,319	$1,250,773
Common shares outstanding	45,807,689	46,514,547	46,663,120	46,658,019	46,642,958
Book value per common share	$35.17	$34.44	$33.59	$33.48	$32.17
Tangible book value per common share	$29.78	$29.12	$28.27	$28.15	$26.82
Total common shareholders’ equity to total assets	12.1%	12.2%	11.9%	12.1%	12.0%
Tangible common equity to tangible assets	10.4%	10.5%	10.2%	10.4%	10.2%
On-balance sheet liquidity:
Cash and cash equivalents	$1,165,729	$794,706	$1,042,488	$951,750	$800,902
Unpledged securities	547,354	703,117	600,965	510,538	612,756
Total on-balance sheet liquidity	$1,713,083	$1,497,823	$1,643,453	$1,462,288	$1,413,658
On-balance sheet liquidity as a percentage of total assets	12.8%	11.4%	12.5%	11.3%	11.3%
On-balance sheet liquidity as a percentage of total tangible assets	13.1%	11.6%	12.7%	11.5%	11.5%

FB Financial Corporation	21

Non-GAAP Reconciliations (continued)
(Unaudited)
(Dollars in Thousands)

	Three Months Ended					Six Months Ended
Adjusted return on average tangible common equity and related measures	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Jun 2025	Jun 2024
Average common shareholders’ equity	$1,583,099	$1,583,958	$1,564,503	$1,523,597	$1,473,281	$1,583,527	$1,467,007
Less average goodwill	242,561	242,561	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	4,791	5,426	6,107	6,795	7,525	5,107	7,912
Average tangible common equity	$1,335,747	$1,335,971	$1,315,835	$1,274,241	$1,223,195	$1,335,859	$1,216,534
Net income	$2,909	$39,361	$37,886	$10,220	$39,979	$42,270	$67,929
Return on average common equity	0.74%	10.1%	9.63%	2.67%	10.9%	5.38%	9.31%
Return on average tangible common equity	0.87%	11.9%	11.5%	3.19%	13.1%	6.38%	11.2%
Adjusted tangible net income	$41,288	$40,593	$40,343	$40,663	$39,980	$81,881	$80,454
Adjusted return on average tangible common equity	12.4%	12.3%	12.2%	12.7%	13.1%	12.4%	13.3%

	Three Months Ended					Six Months Ended
Adjusted return on average assets, common equity and related measures	Jun 2025	Mar 2025	Dec 2024	Sep 2024	Jun 2024	Jun 2025	Jun 2024
Net income	$2,909	$39,361	$37,886	$10,220	$39,979	$42,270	$67,929
Average assets	13,032,490	13,206,969	13,194,195	12,741,950	12,371,444	13,119,248	12,480,759
Average common equity	1,583,099	1,583,958	1,564,503	1,523,597	1,473,281	1,583,527	1,467,007
Return on average assets	0.09%	1.21%	1.14%	0.32%	1.30%	0.65%	1.09%
Return on average common equity	0.74%	10.1%	9.63%	2.67%	10.9%	5.38%	9.31%
Adjusted net income	$40,821	$40,108	$39,835	$40,132	$39,424	$80,929	$79,314
Adjusted return on average assets	1.26%	1.23%	1.20%	1.25%	1.28%	1.24%	1.28%
Adjusted return on average common equity	10.3%	10.3%	10.1%	10.5%	10.8%	10.3%	10.9%
Adjusted pre-tax pre-provision net income	$58,649	$52,134	$59,829	$53,762	$52,369	$110,783	$103,549
Adjusted pre-tax pre-provision return on average assets	1.81%	1.60%	1.80%	1.68%	1.70%	1.70%	1.67%

FB Financial Corporation	22